UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 14, 2023

ROGERS CORPORATION
(Exact name of registrant as specified in its charter)

Massachusetts	1-4347	06-0513860
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2225 W. Chandler Blvd., Chandler, Arizona 85224
(Address of principal executive offices) (Zip Code)

(480) 917-6000
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class		Trading Symbol(s)	Name of each exchange on which registered
Common Stock,	par value $1.00 per share	ROG	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of incorporation or Bylaws; Change in Fiscal Year.
On August 9, 2023, the Board of Directors (the “Board”) of Rogers Corporation (the “Company”) adopted amended and restated bylaws of the Corporation (the “Amended and Restated Bylaws”), effective immediately. Among other things, the amendments effected by the Amended and Restated Bylaws:
•Adjust the director nomination and shareholder proposal window to be between 120 and 90 days prior to the first anniversary of the date of the preceding year’s annual meeting of shareholders;
•Update the procedural mechanics and disclosure requirements in connection with shareholder nominations of directors and submissions of shareholder proposals made in connection with annual and special meetings of shareholders;
•Establish certain procedural mechanics for the calling of special meetings of shareholders;
•Implement a majority voting standard with a resignation policy for uncontested director elections with a plurality standard carveout for contested elections of directors;
•Clarify that the Board may adjourn, postpone, reschedule or cancel any annual meeting of shareholders;
•Clarify that the Board designates the chair of all shareholder meetings and that the Board and the chair of the meeting shall have the power to regulate conduct at shareholder meetings;
•Provide that the authorized number of directors is automatically reduced upon any vacancy on the Board to eliminate such vacancy;
•Change the notice requirements for meetings of the Board to permit special meetings of the Board to be called on less than two days’ notice if deemed necessary or appropriate in the circumstances;
•Add emergency bylaws that would be operative during an emergency or catastrophic event;
•Establish the courts of the Commonwealth of Massachusetts as the exclusive forum for certain legal actions; and
•Make various other updates, including ministerial and conforming changes and changes in furtherance of gender neutrality.

Under the Amended & Restated Bylaws, in order for a shareholder to present a proposal or directly nominate a director candidate at the Company’s 2024 Annual Meeting of Shareholders, the Company must receive written notice no earlier than January 5, 2024 and no later than February 4, 2024.
The foregoing summary of the amendments does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amended and Restated Bylaws, which are filed as Exhibit 3.1 hereto and are incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
3.1	Amended and Restated Bylaws of Rogers Corporation, effective August 9, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROGERS CORPORATION
(Registrant)

Date: August 14, 2023	By:	/s/ Jessica Morton
Jessica Morton
Vice President, General Counsel and Corporate Secretary